UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[ ]     Definitive Proxy Statement

[x]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to  240.14a-12


                             HIGH PLAINS GAS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)     Title of each class of securities to which transaction applies:
     (2)     Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)     Proposed maximum aggregate value of transaction:
     (5)     Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)     Amount Previously Paid:
     (2)     Form, Schedule or Registration Statement No.:
     (3)     Filing Party:
     (4)     Date Filed:

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                              VOTE BY INTERNET - WWW.PROXYVOTE.COM Use the
                              Internet to transmit your voting instructions and
                              for electronic delivery of information up until
                              11:59 P.M. Eastern Time the day before the cut-off
                              date or meeting date. Have your proxy card in hand
                              when you access the web site and follow the
                              instructions to obtain your records and to create
                              an electronic voting instruction form.
HIGH PLAINS GAS, INC
ATTN: BRENT M. COOK           ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If
3601 SOUTHERN DR              you would like to reduce the costs incurred by our
GILLETTE, WY  82718           company in mailing proxy materials, you can
                              consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

                              VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

                              VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR
BLACK INK AS FOLLOWS:                        KEEP THIS  PORTION FOR YOUR RECORDS
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                                           DETACH AND RETURN  THIS  PORTION ONLY
     THIS    PROXY CARD  IS  VALID   ONLY    WHEN   SIGNED   AND    DATED.

The Board of Directors recommends you vote FOR the following:

1.  Election of Directors
NOMINEES  01  Mark D. Hettinger   02  Joseph Hettinger   03  Gary Davis
04  Cordell Fonnesbeck  05 Alan R. Smith

For  Withold  For All  To withhold authority to vote for any individual
All  All      Except   nominee(s), mark "For All Except" and write the number(s)
[ ]  [ ]      [ ]      of the nominee(s) on the line below.

                       ---------------------------------

The Board of Directors recommends you vote FOR the following proposal:

2.  Ratification of the selection of Eide Bailly CPA's     For  Against  Abstain
as our independent registered public accounting firm       [ ]      [ ]      [ ]
for the fiscal year ending December 31, 2011.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

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Signature [PLEASE SIGN WITHIN BOX] Date       Signature (Joint Owner) Date
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .
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                             HIGH PLAINS GAS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                             JUNE 29, 2011 2:00 PM
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Brent M. Cook and M. Richard Cutler, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of HIGH PLAINS GAS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 2:00 PM, MDT on June 29, 2011, at the Denver Petroleum Club, 1325 Glenarm Place, Denver, Colorado 80204, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE, AND FOR PROPOSAL 2.













                   Continued and to be signed on reverse side